T. Rowe Price Real Assets Fund

Supplement to Prospectus Dated May 1, 2011

On page 4, the first paragraph under “Purchase and Sale of Fund Shares” is replaced with the following:

The fund is not available for direct purchase by members of the public. All investments in the fund must be made by T. Rowe Price or one of its affiliated investment advisers on behalf of mutual funds, 529 plans, or other institutional client accounts for which T. Rowe Price or an affiliated investment adviser has discretionary investment authority.

The date of this supplement is August 12, 2011.

8/12/11